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                                UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K
                                 Current Report
                     Pursuant to Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934

                                  May 11, 2004
                        (Date of earliest event reported)


                         GRIFFIN LAND & NURSERIES, INC.
               (Exact name of registrant as specified in charter)


DELAWARE                              0-29288               06-0868496
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(State or other jurisdiction         (Commission            (IRS Employer
   of incorporation)                  File Number)          Identification No.)


ONE ROCKEFELLER PLAZA, NEW YORK, NEW YORK                         10020
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(Address of principal executive offices)                          (Zip Code)


REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE              (212) 218-7910
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    (Former name and former address, if changed since last report)

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Item 9.          Regulation FD Disclosure
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Griffin Land & Nurseries, Inc. ("Griffin") today issued a statement on the ruling released May 10th by the Supreme Court of the State of Connecticut on "Meadowood", Griffin's proposed residential development in Simsbury, Connecticut. Griffin's May 11, 2004 Press Release is attached hereto as Exhibit
99.1 and incorporated by reference into this Item 9. The foregoing information is not being filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and is not to be incorporated by reference into any filing of Griffin.


                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              GRIFFIN LAND & NURSERIES, INC.


                              /s/ Anthony J. Galici
                              ---------------------
                              Anthony J. Galici
                              Vice President, Chief Financial Officer and
                              Secretary

Dated:  May 11, 2004


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                                                                    Exhibit 99.1
NEWS FROM :

GRIFFIN LAND & NURSERIES, INC.          CONTACT:
                                        Timothy S. Hollister
                                        Shipman & Goodwin LLP
                                        (860) 251-5601

GRIFFIN ISSUES STATEMENT ON THE STATE SUPREME COURT RULING ON PROPOSED
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RESIDENTIAL DEVELOPMENT
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NEW YORK, NEW YORK (MAY 11, 2004) GRIFFIN LAND & NURSERIES, INC. (NASDAQ: GRIF)
("GRIFFIN")today commented on the ruling released May 10th by the Supreme Court of the State of Connecticut reversing a lower court ruling on a wetlands application for "Meadowood." The Connecticut Supreme Court concluded in the wetlands case that the trial court improperly applied the substantial evidence test when it relied on speculative evidence to support the wetlands commission's denial of Griffin Land's application.

Griffin Land acknowledged the decision, but cautioned that there are two remaining appeals by the Town of Simsbury of lower court decisions favorable to Griffin Land involving "Meadowood," Griffin Land's 363 acre proposed residential development in Simsbury, Connecticut.

Timothy S. Hollister, Esq., of Shipman & Goodwin LLP of Hartford, CT, attorney for Griffin Land said: "The decision removed a substantial barrier to resolution of our issues with the town. We look forward to discussions with town representatives outside of the judicial system, seeking an amicable conclusion of the matter through the issuance by the town of the appropriate permits."

Forward-Looking Statements:
     This press release includes "forward-looking statements" within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. Although Griffin believes that its plans, intentions and expectations reflected in such forward-looking statements are reasonable, it can give no assurance that such plans, intentions or expectations will be achieved, particularly with respect to obtaining approvals for Meadowood. The projected information disclosed herein is based upon assumptions and estimates that, while considered reasonable by Griffin as of the date hereof, are inherently subject to significant business, economic, competitive and regulatory uncertainties and contingencies, many of which are beyond the control of Griffin.

 (Editors: copies of the Supreme Court decision are available through Timothy Hollister, Esq., Shipman & Goodwin LLP, Hartford, CT).

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